Exhibit 99.1

        CERTIFICATION PURSUANT TO THE 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Solely for the purposes of complying with, and the extent required by 18 U.S.C.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies, in his capacity as an officer of Jupiter Enterprises, Inc. (the "Company"), that, to his knowledge, the Quarterly Report of the Company on Form 10-QSB for the period ended September 30, 2002, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the report fairly presents, in all material respects, the Company's financial condition and results of operations.


Date:  November 18, 2002                By: /s/ Steven H. Jacobson
                                        -------------------------------
                                        Steven H. Jacobson
                                        Chief Executive Officer

Date:  November 18, 2002                By: /s/ H. Douglas Saathoff
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                                        H. Douglas Saathoff
                                        Chief Financial Officer